MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO       SEMIANNUAL REPORT



                                                                August 15, 2000
Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]
The developed bond markets, as measured by the Salomon Smith Barney
World Government Bond Index (WGBI) achieved a modest gain of 4.39% for the six-month period on a U.S. dollar, currency-hedged basis. On an unhedged basis, developed bond markets were flat, gaining only 0.03% in U.S. dollars. Over the period, the world's developed economies continued to show positive signs of growth. The Federal Reserve Board's (the "Fed") yearlong fight to rein in the U.S. economy showed signs of working after a half-point increase in May was followed by some indication of moderating growth. While the U.S. bond market began to recover in June, foreign currencies fluctuated against the dollar, corporate spreads narrowed and emerging market debt rallied.

Europe's economies have continued to accelerate, led by strong exports and manufacturing; but Japan's economic future seems uncertain, as consumer demand remains weak.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                              6 Months      1 Year    5 Years    10 Years    Inception*
---------------------------------------------------------------------------------------
Global Income Portfolio         0.27%       -0.01%     4.21%       5.77%       6.38%
WGBI (unhedged)                 0.03         3.16      3.16        7.94        3.54
---------------------------------------------------------------------------------------

* Inception: since commencement of issuance on May 1, 1988.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2000, the Portfolio gained 0.27%, comparing favorably to its benchmark. Positioned for world recovery and tightening monetary policies, we kept global duration to about four years while keeping credit exposures low and reducing currency exposures. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.)

SEMIANNUAL REPORT

OUTLOOK
-------------------------------------------------------------------------------

Over the last reporting period we have anticipated moderation in the rate of growth in demand in the United States and an acceleration of economic activity outside the U.S. Along with this, we have expected inflation pressures to rise gradually.

Recent macroeconomic reports generally substantiate our view. In Europe, France showed further gains in employment and business confidence; German manufacturing orders confirmed a recent strengthening trend. In the U.S., reports on purchasing, construction and new home sales showed the impact of the Fed's rate hikes and higher energy costs. In Japan, household spending was down for June while construction spending was up, very much in keeping with the strong production and weak consumption picture we've seen all year.

Presently, the U.S. Fed seems to have engineered a moderation of domestic growth. This should be good news for world markets so dependent on the U.S. economy. The Portfolio continues to have greater than average exposure to U.S. debt, especially to corporate bonds with historically attractive spreads. (The spread is the extra yield or income over Treasurys that such securities must offer to compensate for their greater risk.)

Against its benchmark the Portfolio currently is positioned: short global duration; overweight duration in the United States, where real yields are high and where economic moderation is feasible; long U.S. dollar spread product (e.g., corporate and Yankee bonds, emerging market debt); underweight Japan and European government bond markets.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                       6/30/00            12/31/99
------------------------------------------------------------------------------------
Weighted Average Duration                              4.4 yrs             4.3 yrs
Weighted Average Maturity                              9.1 yrs             8.6 yrs
Net Assets ($mm)                                        $7.33               $8.83
------------------------------------------------------------------------------------


CURRENCY EXPOSURE*                                     6/30/00            12/31/99
------------------------------------------------------------------------------------
U.S. Denominated                                        59.6%               51.5%
Hedged to U.S. Dollar                                    0.5                 0.0
Foreign Currency Unhedged                               39.9                48.5
------------------------------------------------------------------------------------
Total                                                  100.0               100.0


* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO       SEMIANNUAL REPORT


ASSET ALLOCATION*                                     6/30/00             12/31/99
------------------------------------------------------------------------------------
U.S. Treasurys/Corporates                               39.6%               34.4%
Europe                                                  37.0                41.4
Foreign Corporates/Sovereigns                           15.8                14.6
Dollar Bloc: Australia, Canada, New Zealand              3.4                 6.2
Cash and Equivalents                                     1.7                 2.0
Net Interest Receivable                                  2.5                 1.4
------------------------------------------------------------------------------------
Total                                                  100.0               100.0



CREDIT QUALITY*                                        6/30/00           12/31/99
------------------------------------------------------------------------------------
A1/P1                                                    4.2%                6.7%
AAA                                                     57.5                57.7
AA                                                      13.3                 8.5
A                                                       15.2                16.0
BBB                                                      6.5                 3.8
BB                                                       1.0                 5.5
B                                                        2.3                 1.8
------------------------------------------------------------------------------------
Total                                                  100.0               100.0


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                 /s/ Brian M. Storms

MARGO ALEXANDER                     BRIAN M. STORMS
Chairman and                        President and
Chief Executive Officer             Chief Operating Officer
Mitchell Hutchins                   Mitchell Hutchins
Asset Management Inc.               Asset Management Inc.



This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                              JUNE 30, 2000 (UNAUDITED)


 PRINCIPAL
   AMOUNT                                                             MATURITY            INTEREST
   (000)*                                                              DATES                RATES            VALUE
-----------                                                    ---------------------   -----------------    --------
LONG-TERM DEBT SECURITIES--82.38%

AUSTRALIA--1.54%
US$   113  National Australia Bank ..........................         05/19/10               7.434%@        $112,583
                                                                                                            --------
BRAZIL--1.69%
US$    92  Federal Republic of Brazil .......................   01/15/20 to 05/15/27    10.125 to 12.750      78,325
US$    62  Federal Republic of Brazil, DCB ..................         04/15/12               7.438@           45,570
                                                                                                            --------
                                                                                                             123,895
                                                                                                            --------
CANADA--3.40%
      365  Government of Canada .............................         09/01/01               7.000           249,380
                                                                                                            --------
FRANCE--1.71%
      130  Government of France .............................         10/25/07               5.500           125,237
                                                                                                            --------
GERMANY--5.42%
US$   150  Deutsche Ausgleichsbank ..........................         06/23/05               7.000           149,480
      280  Federal Republic of Germany ......................   02/17/04 to 07/04/09     3.250 to 4.000      247,650
                                                                                                            --------
                                                                                                             397,130
                                                                                                            --------
ITALY--3.52%
      245  Republic of Italy ...............................          04/01/04               8.500           258,343
                                                                                                            --------
KOREA--0.92%
US$    65  Republic of Korea ...............................          04/15/08               8.875            67,275
                                                                                                            --------
MALAYSIA--2.09%
US$    80  Government of Malaysia ..........................          06/01/09               8.750            82,680
US$    82  Petroliam Nasional Berhad .......................          10/15/26               7.625            70,463
                                                                                                            --------
                                                                                                             153,143
                                                                                                            --------
MEXICO--2.26%
US$   172  Pemex Finance Limited ...........................          11/15/03               6.125           166,013
                                                                                                            --------
NETHERLANDS--8.11%
      616  Government of Netherlands .......................    09/15/01 to 01/15/28     5.500 to 8.750      594,288
                                                                                                            --------
PANAMA--1.02%
US$    78  Republic of Panama ..............................          04/01/29               9.375            74,880
                                                                                                            --------
POLAND--2.30%
      460  Republic of Poland ..............................          06/12/04              10.000            88,409
US$    90  Republic of Poland, PDI .........................          10/27/14               6.000#           80,100
                                                                                                            --------
                                                                                                             168,509
                                                                                                            --------
QATAR--1.08%
US$    80  State of Qatar ..................................          06/15/30               9.750            78,880
                                                                                                            --------
TRINIDAD & TOBAGO--1.36%
US$    50  Republic of Trinidad & Tobago ...................          10/01/09               9.875            51,250
US$    50  Republic of Trinidad & Tobago (1) ...............          07/01/20               9.750            48,825
                                                                                                            --------
                                                                                                             100,075
                                                                                                            --------
TURKEY--0.65%
US$    46  Republic of Turkey ..............................          11/05/04              11.875            47,817
                                                                                                            --------

4


MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             MATURITY            INTEREST
   (000)*                                                              DATES                RATES              VALUE
-----------                                                    ---------------------   -----------------    ----------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
UNITED KINGDOM--11.03%
      495  United Kingdom Gilt .............................    08/27/02 to 12/07/03    6.500 to 10.000%    $  808,872
                                                                                                            ----------
UNITED STATES--34.28%
       79  Abbey National Capital Trust ....................          06/30/30 +             8.963              78,453
      200  Clorox Corporation ..............................          07/15/01               8.800             203,906
      395  Federal National Mortgage Association ...........    01/15/02 to 09/15/09         6.625             387,076
      120  FMR Corporation .................................          06/15/29               7.570             113,732
      200  Ford Motor Capital Corporation BV ...............          07/01/01               9.500             203,948
      185  General Motors Acceptance Corporation ...........          11/10/03               5.750             175,468
       73  HSBC Capital Funding LP .........................          06/30/30 +            10.176              78,131
      104  Morgan Stanley Dean Witter ......................          06/15/05               7.750             104,542
      756  U.S. Treasury Inflation Index Notes .............    07/15/02 to 04/15/28         3.625             734,958
      348  U.S. Treasury Bonds .............................    11/15/27 to 02/15/29     5.250 to 6.125        335,396
       99  Wells Fargo Company .............................          09/03/02               6.500              97,583
                                                                                                            ----------
                                                                                                             2,513,193
                                                                                                            ----------
Total Long-Term Debt Securities (cost--$6,461,849) .........                                                 6,039,513
                                                                                                            ----------

SHORT-TERM DEBT SECURITIES--13.50%
GERMANY--3.68%
      284  Federal Republic of Germany .....................          09/15/00               3.250             269,700
                                                                                                            ----------
HUNGARY--1.03%
   20,000  Government of Hungary ...........................          06/12/01              13.500              75,231
                                                                                                            ----------
SPAIN--3.38%
      260  Kingdom of Spain ................................          01/31/01               5.000             247,849
                                                                                                            ----------
UNITED STATES--5.41%
      400  U.S. Treasury Notes .............................          11/30/00               4.625             397,125
                                                                                                            ----------
Total Short-Term Debt Securities (cost--$992,032) ..........                                                   989,905
                                                                                                            ----------

REPURCHASE AGREEMENT--1.70%
      125  Repurchase Agreement dated 06/30/00 with Brown
           Brothers Harriman & Company, collateralized by
           $140,931 U.S. Treasury Notes, 5.375%,
           due 02/15/01 (value $141,504); proceeds:
           $125,062 (cost $125,000) ........................          07/03/00               6.000             125,000
                                                                                                            ----------
Total Investments (cost--$7,578,881)--97.58% ...............                                                 7,154,418
Other assets in excess of liabilities--2.42% ...............                                                   177,286
                                                                                                            ----------
Net Assets--100.00% ........................................                                                $7,331,704
                                                                                                            ==========

---------------------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*    In local currency unless otherwise indicated.
#    Reflects rate at June  30, 2000 on step coupon rate instrument.
@ Floating rate securities--the interest rates shown are the current rates as of June 30, 2000.
+ Maturity date shown is the callable date for perpetual rewriting securities.
(1)  Illiquid security representing 0.67% of net assets.
DCB  Debt Conversion Bond.
PDI  Past Due Interest Bond.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO



FORWARD FOREIGN CURRENCY CONTRACTS


                                                                                           UNREALIZED
                                  CONTRACT TO                                             APPRECIATION
                                    DELIVER      IN EXCHANGE FOR      MATURITY DATES     (DEPRECIATION)
                                  -----------    ---------------   --------------------  --------------
Australian Dollars .............    144,598       US$     86,018         07/06/00           $  (344)
Australian Dollars .............    142,558       US$     84,893         07/06/00              (251)
British Pounds .................    120,000       US$    178,953   07/10/00 to 08/30/00      (2,703)
British Pounds .................    125,000       US$    188,250         07/26/00              (893)
British Pounds .................    216,000       US$    324,130         08/29/00            (2,912)
Euro ...........................    173,000       US$    163,122         08/01/00            (1,981)
Polish Zloty ...................    350,000       US$     79,473         07/10/00              (774)
U.S. Dollars ...................    166,062       AUD    287,156         07/06/00             5,444
U.S. Dollars ...................    187,200       EUR    200,000         08/01/00             3,670
U.S. Dollars ...................     57,480       EUR     60,000         08/08/00              (194)
U.S. Dollars ...................    172,404       EUR    180,000         08/21/00              (413)
U.S. Dollars ...................    142,766       GBP     95,000         08/30/00             1,074
U.S. Dollars ...................    242,248       JPY 25,614,371   07/10/00 to 07/19/00        (379)
U.S. Dollars ...................    105,084       JPY 11,286,000         07/24/00             1,635
                                                                                             ------
                                                                                             $  979
                                                                                             ======

---------------------
CURRENCY TYPE ABBREVIATIONS:
AUD -- Australian Dollars
EUR -- Euro
GBP -- British Pounds
JPY -- Japanese Yen
US$ -- United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                               PERCENT OF NET ASSETS
                                                                             --------------------------
                                                                             LONG-TERM       SHORT-TERM
                                                                             ---------       ----------
Government and other public issuers ........................................   61.18%          13.50%
Bank and other financial institutions ......................................   15.19              --
Industrial .................................................................    6.01              --
Repurchase agreement .......................................................      --            1.70
                                                                               -----           -----
                                                                               82.38%          15.20%
                                                                               =====           =====


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO



STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 2000 (UNAUDITED)


ASSETS
Investments in securities, at value (cost--$7,578,881) .....................................     $7,154,418
Cash .......................................................................................        109,308
Interest receivable ........................................................................        143,625
Unrealized appreciation on forward foreign currency contracts ..............................         11,823
Receivable for shares of beneficial interest sold ..........................................            590
Other assets ...............................................................................            846
                                                                                                 ----------
Total assets ...............................................................................      7,420,610
                                                                                                 ----------
LIABILITIES
Unrealized depreciation on forward foreign currency contracts ..............................         10,844
Payable to investment adviser and administrator ............................................          4,529
Payable for shares of beneficial interest repurchased ......................................          2,404
Accrued expenses and other liabilities .....................................................         71,129
                                                                                                 ----------
Total liabilities ..........................................................................         88,906
                                                                                                 ----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--715,606 (unlimited
  amount authorized) .......................................................................      8,086,709
Undistributed net investment income ........................................................         75,934
Accumulated net realized losses from investment transactions ...............................       (406,166)
Net unrealized depreciation of investments, other assets, liabilities and
  forward contracts denominated in foreign currencies ......................................       (424,773)
                                                                                                 ----------
Net assets .................................................................................     $7,331,704
                                                                                                 ==========
Net asset value, offering price and redemption value per share .............................         $10.25
                                                                                                     ======


                  See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                           FOR THE
                                                                                         SIX MONTHS
                                                                                            ENDED
                                                                                        JUNE 30, 2000
                                                                                         (UNAUDITED)
                                                                                        -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $488) ................................      $ 291,297
                                                                                          ---------
EXPENSES:
Investment advisory and administration .............................................         30,193
Custody and accounting .............................................................         35,111
Legal and audit ....................................................................         17,885
Reports and notices to shareholders ................................................         11,370
Trustees' fees .....................................................................          3,750
Transfer agency fees and related service expenses ..................................            750
Other expenses .....................................................................          6,204
                                                                                          ---------
                                                                                            105,263
                                                                                          ---------
Net investment income ..............................................................        186,034
                                                                                          ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
    Investments ....................................................................        (88,375)
    Foreign currency transactions ..................................................       (156,804)
Net change in unrealized appreciation/depreciation of:
    Investments ....................................................................         62,379
    Other assets, liabilities and forward contracts denominated in foreign
      currencies ...................................................................          4,881
                                                                                          ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ......................       (177,919)
                                                                                          ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................      $   8,115
                                                                                          =========


               See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                                                      FOR THE
                                                                                    SIX MONTHS
                                                                                       ENDED          FOR THE YEAR
                                                                                   JUNE 30, 2000         ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1999
                                                                                   -------------    -----------------
FROM OPERATIONS:
Net investment income ...........................................................   $   186,034         $   545,706
Net realized losses from investments and foreign currency transactions ..........      (245,179)           (407,294)
Net change in unrealized appreciation/depreciation of investments, other
  assets, liabilities and forward contracts denominated in foreign currencies ...        67,260            (779,120)
                                                                                    -----------         -----------
Net increase (decrease) in net assets resulting from operations .................         8,115            (640,708)
                                                                                    -----------         -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...........................................................      (255,314)                 --
                                                                                    -----------         -----------
Total dividends to shareholders .................................................      (255,314)                 --
                                                                                    -----------         -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............................................        94,385             685,975
Cost of shares repurchased ......................................................    (1,598,773)         (6,951,626)
Proceeds from dividends reinvested ..............................................       255,314           1,032,547
                                                                                    -----------         -----------
Net decrease in net assets from beneficial interest transactions.................    (1,249,074)         (5,233,104)
                                                                                    -----------         -----------
Net decrease in net assets.......................................................    (1,496,273)         (5,873,812)
NET ASSETS:
Beginning of period..............................................................     8,827,977          14,701,789
                                                                                    -----------         -----------
End of period (including undistributed net investment income of $75,934
   and $145,214, respectively) ..................................................   $ 7,331,704         $ 8,827,977
                                                                                    ===========         ===========



               See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

    The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc.
("PW Group") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

    Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

    REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

    Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

    The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

    On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

SECURITIES LENDING

    The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2000, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

    At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost) .....  $  49,516
          Gross depreciation (investments having an excess of cost over value) .....   (473,979)
                                                                                      ---------
          Net unrealized depreciation of investments ...............................  $(424,463)
                                                                                      =========


    For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,448,343 and $5,636,333, respectively.

FEDERAL TAX STATUS

    The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

    At December 31, 1999, the Portfolio had a net capital loss carryforward of $76,040. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

    There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                 FOR THE
                                               SIX MONTHS           FOR THE
                                                  ENDED           YEAR ENDED
                                              JUNE 30, 2000    DECEMBER 31, 1999
                                              -------------    -----------------
Shares sold .............................           9,033              63,631
Shares redeemed .........................        (156,299)           (646,155)
Reinvestment of dividends ...............          25,006              92,855
                                                 --------            --------
Net decrease ............................        (122,260)           (489,669)
                                                 ========            ========


MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                           FOR THE
                                                         SIX MONTHS
                                                            ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2000   -------------------------------------------------
                                                         (UNAUDITED)     1999       1998     1997       1996       1995
                                                        -------------   ------    -------   -------   -------    --------
Net asset value, beginning of period ..................     $10.54      $11.07    $ 10.81   $ 11.14   $ 11.20    $ 10.88
                                                            ------      ------    -------   -------   -------    -------
Net investment income (loss) ..........................       0.25        0.59       0.69      0.75      0.87      (0.05)
Net realized and unrealized gains (losses) from
  investments and foreign currency ....................      (0.22)      (1.12)      0.36     (0.36)    (0.13)      1.52
                                                            ------      ------    -------   -------   -------    -------
Net increase (decrease) from investment operations ....       0.03       (0.53)      1.05      0.39      0.74       1.47
                                                            ------      ------    -------   -------   -------    -------
Dividends from net investment income ..................      (0.32)         --      (0.61)    (0.71)    (0.79)    (1.15)

Distributions from net realized gains from investments.         --          --      (0.18)    (0.01)    (0.01)       --
                                                            ------      ------    -------   -------   -------    -------
Total dividends and distributions .....................      (0.32)         --      (0.79)    (0.72)    (0.80)    (1.15)
                                                            ------      ------    -------   -------   -------    -------
Net asset value, end of period ........................     $10.25      $10.54    $ 11.07   $ 10.81   $ 11.14    $ 11.20
                                                            ======      ======    =======   =======   =======    =======
Total investment return(1) ............................       0.27%      (4.79)%     9.69%     3.50%     6.62%     13.58%
                                                            ======      ======    =======   =======   =======    =======
Ratios/Supplemental Data:
Net assets, end of period (000's) .....................     $7,332      $8,828    $14,702   $17,730   $24,436    $35,700
Expenses to average net assets ........................       2.61%*      2.09%      1.68%     1.52%     1.56%      1.19%
Net investment income to average net assets ...........       4.62%*      4.62%      5.53%     6.34%     6.56%      7.21%
Portfolio turnover rate ...............................         68%         43%       104%      142%      134%       160%

-----------------
*    Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period of less than one year has not been annualized.

                                                        SEMIANNUAL REPORT

                                                        MITCHELL

                                                        HUTCHINS SERIES

                                                        TRUST



                                                        GLOBAL INCOME

                                                        PORTFOLIO




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